UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2016
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1350 Division Road, Suite 204, West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Pegasus Designees

Lighting Science Group Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2016. Pursuant to the Amended and Restated Certificate of Designation of the Company’s Series I Convertible Preferred Stock, as of the date of the Annual Meeting, Pegasus Capital Advisors, L.P. (“Pegasus Capital” and collectively with its affiliates, “Pegasus”) had the right to elect seven directors to serve on the Board of Directors of the Company (the “Board”). On May 26, 2016 and pursuant to this right, Pegasus elected Sanford R. Climan, Craig Cogut, David Crane, Richard H. Davis, Jr., Joel Haney, General James Jones and Dennis McGill as directors of the Company (each, a “Series I Director”) to serve on behalf of the holders of the Company’s Series I Convertible Preferred Stock. Each Series I Director was elected to serve until the next annual meeting of stockholders and until the election and qualification of his successor or his earlier resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As disclosed in Item 5.02 above, the Company held the Annual Meeting on May 26, 2016. Stockholders voted upon the following matters at the Annual Meeting:

1.

The election of four directors to serve on the Board, each to serve until the date of the 2017 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier resignation or removal.

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

For additional information concerning the foregoing proposals, please see the descriptions of the proposals in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2016, each of which are incorporated herein by reference. A total of 178,778,014 shares of common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors

The stockholders elected four directors to the Board, each for a one-year term expiring at the next annual meeting of stockholders and until the election and qualification of his successor or his earlier resignation or removal.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Edward D. Bednarcik	162,403,968	1,765,518	14,608,528
Donald Harkleroad	162,380,218	1,789,268	14,608,528
Fredric Maxik	162,375,264	1,794,222	14,608,528
Jonathan Rosenbaum	162,377,972	1,791,514	14,608,528

Proposal 2: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2016 Fiscal Year

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
177,990,454	120,167	667,393	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lighting Science Group Corporation

Date: May 26, 2016	By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Executive Vice President, General Counsel and Secretary